SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 17, 2008

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Wall Street New York, New York	10286
	(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code – (212) 495-1784

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 17, 2008, the Registrant conducted a conference call and webcast with respect to results of operations for full year 2007 and fourth quarter 2007 for The Bank of New York Mellon Corporation. In conjunction with the conference call and webcast, the Registrant made available on its website, beginning on January 17, 2008, a Quarterly Earnings Summary. The Quarterly Earnings Summary is included as Exhibit 99.1 to this report, is “furnished” pursuant to General Instruction B.2. of Form 8-K, is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings the Registrant has made or may make under the Securities Act of 1933.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 to this report contains information which may be considered to constitute “non-GAAP financial measures” as defined in Item 10 of Regulation S-K. The Registrant’s management believes that these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. Management believes that they facilitate comparisons with prior periods and reflect the principal basis on which management monitors financial performance. These non-GAAP items are also excluded from the Registrant’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments.

(d)	EXHIBITS.

Exhibit Number	Description

99.1	The Bank of New York Mellon Quarterly Earnings Summary for full year 2007 and fourth quarter 2007 dated January 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bank of New York Mellon Corporation
(Registrant)

Date: January 24, 2008	By:	/s/ Bart R. Schwartz
	Name:	Bart R. Schwartz
	Title:	Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	The Bank of New York Mellon Quarterly Earnings Summary for full year 2007 and fourth quarter 2007 dated January 17, 2008.	Furnished herewith